UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 25, 2011

ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1344 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On June 29, 2011, Aruba Networks, Inc. (the “Company”) announced the appointment of Michael Galvin as Chief Financial Officer. The Company’s Board of Directors approved Mr. Galvin’s appointment on June 25, 2011. As previously announced, Mr. Galvin had been serving since April 1, 2011 as the Company’s interim principal financial officer and interim principal accounting officer. A copy of the press release issued by the Company relating to Mr. Galvin’s appointment as Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Mr. Galvin, age 45, previously served as the Company’s Vice President, Finance since December 2008. From July 2005 to November 2008, Mr. Galvin served as the Company’s Senior Director of Finance. Prior to joining the Company, Mr. Galvin was Chief Financial Officer of StubHub, Inc., a privately held e-commerce company, from December 2004 to April 2005. From September 1996 to November 2004, Mr. Galvin held various finance positions at BEA Systems, Inc., a publicly traded enterprise software company, including Vice President of Finance/Corporate Controller and Vice President of Finance for the Worldwide Services Organization. From June 1991 to July 1996, Mr. Galvin was an investment banker at Merrill Lynch & Co., Inc., a publicly traded financial services company, most recently as a Vice President. Mr. Galvin earned a BA from the University of Notre Dame and an MBA from the University of California, Los Angeles.
Mr. Galvin has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Galvin is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Compensatory Arrangements
In connection with Mr. Galvin’s appointment as Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors, on June 27, 2011, increased Mr. Galvin’s annual base salary to $315,000, effective July 1, 2011, and increased his target bonus to 75% of such base salary pursuant to the terms of the Company’s Executive Officer Bonus Plan.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated as of June 29, 2011, entitled “Aruba Networks, Inc. Names Seasoned Technology Industry Veterans as Chief Financial Officer and Vice President of Worldwide Sales”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: June 29, 2011	By:	/s/ Alexa King
Alexa King
Vice President, Legal and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated as of June 29, 2011, entitled “Aruba Networks, Inc. Names Seasoned Technology Industry Veterans as Chief Financial Officer and Vice President of Worldwide Sales”